Exhibit 2.1

AMENDMENT NO. 1, dated as of May 27, 2010 (this “Amendment”), to the Agreement and Plan of Merger referred to below among SANDRIDGE ENERGY, INC., a Delaware corporation (“Parent”), STEEL SUBSIDIARY CORPORATION, a Nevada corporation and wholly-owned subsidiary of Parent (“Merger Sub”), and ARENA RESOURCES, INC., a Nevada corporation (the “Company”).

INTRODUCTION

Parent, Merger Sub and the Company have entered into an Agreement and Plan of Merger, dated as of April 3, 2010 (the “Merger Agreement”). Capitalized terms used in this Amendment without definition shall have the meanings assigned thereto in the Merger Agreement.

The parties desire to amend certain provisions of the Merger Agreement as provided in this Amendment.

In consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Parent, Merger Sub and the Company hereby agree as follows:

ARTICLE 1

AMENDMENTS

SECTION 1.1. Amendments to Section 6.10.

(a) Section 6.10(a)(y)(A) of the Merger Agreement is hereby amended and restated to read in its entirety as follows:

“(A) such third party shall have entered into a confidentiality agreement in customary form that is no less favorable to the Company as the Confidentiality Agreement (provided that a “standstill” provision shall not be required) (and containing additional provisions that expressly permit the Company to comply with the provisions of this Section 6.10)”

(b) Section 6.10(a)(z) of the Merger Agreement is hereby amended by deleting the references to “three business days’” and “three business day” and replacing them with “two business days’” and “two business day”, respectively.

(c) Section 6.10(b) of the Merger Agreement is hereby amended and restated to read in its entirety as follows:

“(b) In addition to the other obligations of the Company set forth in this Section 6.10, if a written Company Takeover Proposal is made, the Company shall immediately advise Parent orally and in writing that such Company Takeover Proposal has been made and the identity of the Person making such Company Takeover Proposal and provide Parent with a copy of such Company Takeover Proposal.”

(d) Section 6.10(c)(y)(A) of the Merger Agreement is hereby amended and restated to read in its entirety as follows:

“(A) such third party shall have entered into a confidentiality agreement in customary form that is no less favorable to Parent as the Confidentiality Agreement (provided that a “standstill” provision shall not be required) (and containing additional provisions that expressly permit Parent to comply with the provisions of this Section 6.10)”

(e) Section 6.10(c)(z) of the Merger Agreement is hereby amended by deleting the references to “three business days’” and “three business day” and replacing them with “two business days’” and “two business day”, respectively.

(f) Section 6.10(d) of the Merger Agreement is hereby amended and restated to read in its entirety as follows:

“(d) In addition to the other obligations of Parent set forth in this Section 6.10, if a written Parent Takeover Proposal is made, Parent shall immediately advise the Company orally and in writing that such Parent Takeover Proposal has been made and the identity of the Person making such Parent Takeover Proposal and provide the Company with a copy of such Parent Takeover Proposal.”

SECTION 1.2. Amendments to Section 8.1.

(a) Section 8.1(e)(i) of the Merger Agreement is hereby amended by (1) deleting the references to “three business days” and “three business day period” in clauses (C), (D) and (E) and replacing them with “two business days” and “two business period”, as applicable, and (2) deleting in its entirety the proviso at the end thereof and replacing it with the following:

“; provided that the obligations of Parent set forth in clauses (C), (D) and (E) above shall apply only one time with respect to a particular Parent Superior Proposal regardless of any subsequent amendment or modification to such Parent Superior Proposal.”

(b) Section 8.1(f)(i) of the Merger Agreement is hereby amended by (1) deleting the references to “three business days” and “three business day period” in clauses (C), (D) and (E) and replacing them with “two business days” and “two business period”, as applicable, and (2) deleting in its entirety the proviso at the end thereof and replacing it with the following:

“; provided that the obligations of the Company set forth in clauses (C), (D) and (E) above shall apply only one time with respect to a particular Company Superior Proposal regardless of any subsequent amendment or modification to such Company Superior Proposal.”

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SECTION 1.3. Amendments to Section 8.3. Section 8.3 of the Merger Agreement is hereby amended and restated to read in its entirety as follows:

“SECTION 8.3. Fees and Expenses.

(a) If (i) this Agreement is terminated pursuant to Section 8.1(e)(ii), (iii) or (iv) or Section 8.1(f)(i), or (ii) (A) a Company Takeover Proposal in respect of the Company is publicly announced or is proposed or offered or made to the Company or the Company’s stockholders prior to this Agreement having been approved by the Required Company Stockholder Vote, (B) this Agreement is terminated by either party, as applicable, pursuant to Section 8.1(b), and (C) within 12 months following such termination the Company shall consummate or enter into, directly or indirectly, an agreement with respect to a Company Takeover Proposal, the Company shall promptly, but in no event later than one business day after termination of this Agreement (or on the date of such consummation or, if earlier, entry into such agreement in the case of (ii) above), at the Company’s option, either (x) pay to Parent a fee in immediately available funds of $50,000,000 or (y) issue to Parent a number of shares of Company Common Stock (rounded down to the nearest whole number) equal to the quotient obtained by dividing (1) $50,000,000 by (2) the Company Market Price. “Company Market Price” means the lower of (1) the last reported sale price of the Company Common Stock on the NYSE, and (2) the volume weighted average price of the Company Common Stock on the NYSE for the ten consecutive trading days ending, in the case of clauses (1) and (2), on the trading day immediately preceding the applicable Fee Payment Date. “Fee Payment Date” means the date that the payment of the applicable fee under Section 8.3(a), (b), (d) or (e) is being made thereunder.

(b) If this Agreement is terminated pursuant to Section 8.1(d) (solely with respect to the failure to obtain the Required Company Stockholder Vote), the Company shall promptly, but in no event later than one business day after termination of this Agreement, at the Company’s option, either (i) pay to Parent a fee in immediately available funds of $20,000,000 or (ii) issue to Parent a number of shares of Company Common Stock (rounded down to the nearest whole number) equal to the quotient obtained by dividing (1) $20,000,000 by (2) the Company Market Price; provided, that in

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the event that within 12 months following such termination the Company shall consummate or enter into, directly or indirectly, an agreement with respect to a Company Takeover Proposal, the Company shall promptly, but in no event later than one business day after the consummation or, if earlier, entry into such agreement with respect to a Company Takeover Proposal, (A) in the event that the Company has elected to pay the termination fee in cash pursuant to Section 8.3(b)(i), pay to Parent an additional fee in immediately available funds of $30,000,000 or (B) in the event that the Company has elected to pay the termination fee in shares of Company Common Stock pursuant to Section 8.3(b)(ii), issue to Parent an additional number of shares of Company Common Stock (rounded down to the nearest whole number) equal to the quotient obtained by dividing (1) $30,000,000 by (2) the Company Market Price.

(c) If the Company elects to issue shares of Company Common Stock pursuant to Section 8.3(a) or Section 8.3(b), as soon as practicable (but in any event within five business days) after the Fee Payment Date, the Company shall (i) file a registration statement to register under the Securities Act such shares pursuant to and in accordance with the terms of the Registration Rights Agreement in the form of Exhibit 1 hereto, which the Company and Parent agree to enter into and execute on the Fee Payment Date, if applicable, and (ii) cause such shares to be authorized for listing on the NYSE. In addition, if (1) the Company elects to issue shares of Company Common Stock pursuant to Section 8.3(a) or Section 8.3(b) and (2) between the date of Amendment No. 1 to this Agreement and such Fee Payment Date, the outstanding shares of Company Common Stock shall have been changed into a different number of shares or a different class by reason of any reclassification, recapitalization, split-up, combination, exchange of shares or readjustment, or a stock dividend thereon shall have been declared with a record date within such period, the amount of shares issuable pursuant to Section 8.3(a) or Section 8.3(b) and the Company Market Price shall be correspondingly adjusted. Notwithstanding anything to the contrary in this Section 8.3, if (A) the Company elects to issue shares of Company Common Stock pursuant to Section 8.3(a) or Section 8.3(b), and (B) such issuance would require the approval of the Company’s stockholders under the rules of the NYSE, the applicable termination fee that is actually paid pursuant to Section 8.3(a) or Section 8.3(b) shall consist of (1) the maximum number of shares of Company Common Stock which may be issued without the approval of the Company’s stockholders under the rules of the NYSE and (2) cash in an amount equal to the excess of (x) the amount of the applicable termination fee over (y) the

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aggregate value (based on the Company Market Price) of the shares of Company Common Stock being issued to Parent pursuant to clause (1) of this sentence. For purposes of Section 8.3(a) and Section 8.3(b), the references in the definition of Company Takeover Proposal to 10% shall be changed to 50%.

(d) If (i) this Agreement is terminated pursuant to Section 8.1(f)(ii), (iii) or (iv) or Section 8.1(e)(i), or (ii) (A) a Parent Takeover Proposal in respect of Parent is publicly announced or is proposed or offered or made to Parent or Parent’s stockholders prior to this Agreement having been approved by the Required Parent Stockholder Vote, (B) this Agreement is terminated by either party, as applicable, pursuant to Section 8.1(b), and (C) within 12 months following such termination Parent shall consummate or enter into, directly or indirectly, an agreement with respect to a Parent Takeover Proposal, Parent shall promptly, but in no event later than one business day after termination of this Agreement (or on the date of such consummation or, if earlier, entry into such agreement in the case of (ii) above), at Parent’s option, either (x) pay to the Company a fee in immediately available funds of $50,000,000 or (y) issue to the Company a number of shares of Parent Common Stock (rounded down to the nearest whole number) equal to the quotient obtained by dividing (1) $50,000,000 by (2) the Parent Market Price. “Parent Market Price” means the lower of (1) the last reported sale price of the Parent Common Stock on the NYSE, and (2) the volume weighted average price of the Parent Common Stock on the NYSE for the ten consecutive trading days ending, in the case of clauses (1) and (2), on the trading day immediately preceding the applicable Fee Payment Date.

(e) If this Agreement is terminated pursuant to Section 8.1(d) (solely with respect to the failure to obtain the Required Parent Stockholder Vote), Parent shall promptly, but in no event later than one business day after termination of this Agreement, at Parent’s option, either (i) pay to the Company a fee in immediately available funds of $20,000,000 or (ii) issue to the Company a number of shares of Parent Common Stock (rounded down to the nearest whole number) equal to the quotient obtained by dividing (1) $20,000,000 by (2) the Parent Market Price; provided, that in the event that within 12 months following such termination Parent shall consummate or enter into, directly or indirectly, an agreement with respect to a Parent Takeover Proposal, Parent shall promptly, but in no event later than one business day after the consummation or, if earlier, entry into such agreement with respect to a Parent Takeover Proposal, (A) in the event that Parent has elected to pay the termination fee in cash pursuant to Section 8.3(e)(i), pay to the

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Company an additional fee in immediately available funds of $30,000,000 or (B) in the event that Parent has elected to pay the termination fee in shares of Parent Common Stock pursuant to Section 8.3(e)(ii), issue to the Company an additional number of shares of Parent Common Stock (rounded down to the nearest whole number) equal to the quotient obtained by dividing (1) $30,000,000 by (2) the Parent Market Price.

(f) If Parent elects to issue shares of Parent Common Stock pursuant to Section 8.3(d) or Section 8.3(e), as soon as practicable (but in any event within five business days) after the Fee Payment Date, Parent shall (i) file a registration statement to register under the Securities Act such shares pursuant to and in accordance with the terms of the Registration Rights Agreement in the form of Exhibit 2 hereto, which Parent and the Company agree to enter into and execute on the Fee Payment Date, if applicable, and (ii) cause such shares to be authorized for listing on the NYSE. In addition, if (1) Parent elects to issue shares of Parent Common Stock pursuant to Section 8.3(d) or Section 8.3(e) and (2) between the date of Amendment No. 1 to this Agreement and such Fee Payment Date, the outstanding shares of Parent Common Stock shall have been changed into a different number of shares or a different class by reason of any reclassification, recapitalization, split-up, combination, exchange of shares or readjustment, or a stock dividend thereon shall have been declared with a record date within such period, the amount of shares issuable pursuant to Section 8.3(d) or Section 8.3(e) and the Parent Market Price shall be correspondingly adjusted. Notwithstanding anything to the contrary in this Section 8.3, if (A) Parent elects to issue shares of Parent Common Stock pursuant to Section 8.3(d) or Section 8.3(e), and (B) such issuance would require the approval of Parent’s stockholders under the rules of the NYSE, the applicable termination fee that is actually paid pursuant to Section 8.3(d) or Section 8.3(e) shall consist of (1) the maximum number of shares of Parent Common Stock which may be issued without the approval of Parent’s stockholders under the rules of the NYSE and (2) cash in an amount equal to the excess of (x) the amount of the applicable termination fee over (y) the aggregate value (based on the Parent Market Price) of the shares of Parent Common Stock being issued to the Company pursuant to clause (1) of this sentence. For purposes of Section 8.3(d) and Section 8.3(e), the references in the definition of Parent Takeover Proposal to 10% shall be changed to 50%.

(g) Except as set forth in this Section 8.3, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such

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expenses, whether or not the Merger is consummated; provided that if this Agreement is terminated and any fee specified in Sections 8.3(a) through (f) above is payable as a result thereof, in addition to the payment of such fee, the party obligated to pay such fee shall assume and pay, or reimburse the other party for, all documented and reasonable out-of-pocket fees and expenses incurred by the such other party (including the fees and expenses of its counsel, financial advisor and financing sources) in connection with this Agreement and the transactions contemplated hereby, up to a maximum of $7,500,000.”

SECTION 1.4. Additional Representations and Warranties of the Company. The Company hereby represents and warrants to Parent and Merger Sub as follows:

(a) Authority Relative to Amendment. The Company has the requisite corporate power and authority to enter into and deliver this Amendment and all other agreements and documents contemplated hereby to which it is a party and to carry out its obligations hereunder and thereunder. The execution and delivery of this Amendment by the Company, the performance by the Company of its obligations hereunder and the consummation by the Company of the transactions contemplated hereby have been duly authorized by all necessary corporate action. No other corporate proceedings on the part of the Company or any of the Company Subsidiaries are necessary to authorize the execution and delivery of this Amendment, the performance by the Company of its obligations hereunder and the consummation by the Company of the transactions contemplated hereby. This Amendment has been duly executed and delivered by the Company and constitutes a valid and binding obligation of the Company, enforceable in accordance with its terms, except to the extent that its enforceability may be limited by applicable bankruptcy, insolvency, fraudulent transfer, reorganization or other laws affecting the enforcement of creditors’ rights generally or by general equitable principles.

SECTION 1.5. Additional Representations and Warranties of the Parent and Merger Sub. Parent and Merger Sub hereby jointly and severally represent and warrant to the Company as follows:

(a) Authority Relative to Amendment. Each of Parent and Merger Sub has the requisite corporate power and authority to enter into and deliver this Amendment and all other agreements and documents contemplated hereby to which it is a party and to carry out its obligations hereunder and thereunder. The execution and delivery of this Amendment by Parent and Merger Sub, the performance by Parent and Merger Sub of their respective obligations hereunder and the consummation by Parent and Merger Sub of the transactions contemplated hereby have been duly authorized by all necessary corporate action. No other corporate proceedings on the part of Parent, Merger Sub or any of the Parent Subsidiaries are necessary to authorize the execution and delivery of this Amendment, the performance by Parent and Merger Sub of their respective obligations hereunder and the consummation by Parent and Merger Sub of the transactions contemplated hereby. This Amendment has been duly executed and delivered by Parent and Merger Sub and constitutes a valid and binding obligation of Parent and Merger Sub, enforceable in accordance with its terms, except to the extent that its enforceability may be limited by applicable bankruptcy, insolvency, fraudulent transfer, reorganization or other laws affecting the enforcement of creditors’ rights generally or by general equitable principles.

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ARTICLE 2

MISCELLANEOUS

SECTION 2.1. Effect of Amendment. Except as expressly set forth herein: (i) the Merger Agreement shall remain in full force and effect and is hereby ratified and confirmed; and (ii) this Amendment shall not by implication or otherwise limit, impair, constitute a waiver or amendment of, or otherwise affect the rights and remedies of the parties hereto under the Merger Agreement.

SECTION 2.2. Miscellaneous Items. The provisions of Sections 9.5, 9.6, 9.7, 9.8, 9.9 and 9.11 of the Merger Agreement shall apply to this Amendment as if set forth herein.

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IN WITNESS WHEREOF, Parent, Merger Sub and the Company have caused this Agreement to be executed as of the date first written above.

SANDRIDGE ENERGY, INC.

By:	/s/ Matthew K. Grubb
Name:	Matthew K. Grubb
Title:	Chief Operating Officer

STEEL SUBSIDIARY CORPORATION

By:	/s/ Matthew K. Grubb
Name:	Matthew K. Grubb
Title:	Chief Operating Officer

ARENA RESOURCES, INC.

By:	/s/ Phillip W. Terry
Name:	Phillip W. Terry
Title:	President & CEO

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EXHIBIT 1

REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of [            ], 2010, by and between ARENA RESOURCES, INC., a Nevada corporation (the “Company”), and SANDRIDGE ENERGY, INC., a Delaware corporation (“SandRidge”)

INTRODUCTION

Pursuant to an Agreement and Plan of Merger, dated as of April 3, 2010, among SandRidge, Steel Subsidiary Corporation and the Company, as amended by Amendment No. 1 on May 27, 2010 (the “Merger Agreement”), upon the occurrence of certain events set forth in Section 8.3 of the Merger Agreement, the Company has the option to issue shares of common stock, par value $0.001 per share, of the Company, to SandRidge in satisfaction of the termination fees payable by the Company pursuant to such Section 8.3 (the “Shares”). Capitalized terms used in this Agreement without definition shall have the meanings assigned thereto in the Merger Agreement.

The Shares, if issued, will be acquired by SandRidge in a transaction exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”) and the rules and regulations of the United States Securities and Exchange Commission (the “SEC”). If the Shares are issued, the Company has agreed to register the Shares for resale under the Securities Act, and the parties wish to agree on the terms and conditions under which the Shares, if issued, will be so registered.

In consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, if the Shares are issued, the Company and SandRidge hereby agree as follows:

ARTICLE 1

REGISTRATION

SECTION 1.1. Registration Rights.

(a) As soon as practicable (but in any event within five business days) after the Fee Payment Date (the “Filing Deadline”), the Company shall prepare and file with the SEC a Registration Statement (the “Registration Statement”) covering the resale of the Shares (“Registrable Securities”) for an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act. The Registration Statement shall be on Form S-3 (except if the Company is not then eligible to register for resale the Shares on Form S-3, in which case such registration shall be on another appropriate form).

(b) The Company shall use its reasonable best efforts to cause the Registration Statement to be declared effective upon filing with the SEC or as promptly as possible after the filing thereof and shall use its reasonable best efforts to keep the Registration Statement continuously effective under the Securities Act until such time as SandRidge receives an opinion acceptable to SandRidge from Company counsel to the effect that the Registrable Securities may be resold in a transaction exempt from the registration requirements of the Securities Act without regard to any volume or other restrictions under the Securities Act (the “Effectiveness Period”).

SECTION 1.2. Registration Procedures. In connection with the Company’s registration obligations hereunder, the Company shall:

(a) Not less than three business days prior to the filing of the Registration Statement or any related prospectus or any amendment or supplement thereto (including any document that would be incorporated or deemed to be incorporated therein by reference), the Company shall (i) furnish to SandRidge copies of all such documents proposed to be filed, which documents (other than those incorporated or deemed to be incorporated by reference) will be subject to the review of SandRidge, and (ii) cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of respective counsel, to constitute a reasonable investigation within the meaning of the Securities Act.

(b) (i) Prepare and file with the SEC such amendments, including post-effective amendments, to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement continuously effective as to the Registrable Securities for the Effectiveness Period ; (ii) cause the related prospectus to be amended or supplemented by any required prospectus supplement, and as so supplemented or amended to be filed; (iii) respond promptly to any comments received from the SEC with respect to the Registration Statement or any amendment thereto; and (iv) comply in all material respects with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by the Registration Statement during the Effectiveness Period.

(c) Notify SandRidge promptly of any of the following events: (i) the SEC notifies the Company whether there will be a “review” of the Registration Statement (including any document that would be incorporated or deemed to be incorporated therein by reference); (ii) the SEC comments in writing on the Registration Statement (including any document that would be incorporated or deemed to be incorporated therein by reference) covering Registrable Securities; (iii) the Registration Statement or any post-effective amendment is declared effective; (iv) the SEC or any other Federal or state governmental authority requests any amendment or supplement to the Registration Statement or prospectus or requests additional information related thereto; (v) the SEC issues any stop order suspending the effectiveness of the Registration Statement or initiates any proceedings for that purpose; (vi) the Company receives notice of any suspension of the qualification or exemption from qualification of any Registrable Securities for sale in any jurisdiction, or the initiation or threat of any proceeding for such purpose; or (vii) the financial statements included in the Registration Statement become ineligible for inclusion therein or any statement made in the Registration Statement or prospectus or any document incorporated or deemed to be incorporated therein by reference is untrue in any material respect or any revision to the Registration Statement, prospectus or other document is required so that it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(d) Furnish to SandRidge, without charge, as many copies of the Registration Statement and prospectus and each amendment or supplement thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference, and all exhibits, as reasonably requested by SandRidge, promptly after the filing of such documents with the SEC.

(e) Use its reasonable best efforts to register or qualify or cooperate with SandRidge in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as SandRidge requests in writing, to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by a Registration Statement.

(f) Upon the occurrence of any event described in Section 1.2(c), promptly prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(g) Comply with all applicable rules and regulations of the SEC.

In connection with the registration of the Registrable Securities, it shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities that SandRidge shall furnish to the Company such information reasonably requested by the Company to complete the Registration Statement.

SECTION 1.3. Registration Expenses. The Company shall pay the following expenses incident to the performance of or compliance with its obligations under Sections 1 and 2 of this Agreement: (i) all registration and filing fees and expenses, including those related to filings with the SEC and in connection with applicable state securities or Blue Sky laws, (ii) printing expenses (including expenses of printing prospectuses reasonably requested by SandRidge), (iii) fees and expenses of all Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement, (iv) all listing fees of the New York Stock Exchange and (v) the reasonable fees and expenses of one counsel for SandRidge. The Company shall not be obligated to pay any underwriting discounts and commissions with respect to the sale of the Shares.

ARTICLE 2

INDEMNIFICATION

SECTION 2.1. Indemnification by the Company. The Company shall indemnify and hold harmless SandRidge, its officers, directors, employees and agents, each Person who controls SandRidge (within the meaning of Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), and the officers, directors, employees and agents of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, costs, expenses and liabilities (“Losses”), arising out of or relating to any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any prospectus or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except to the extent, but only to the extent, that (i) such untrue statements, alleged untrue statements, omissions or alleged omissions are based upon information regarding SandRidge furnished in writing to the Company by SandRidge expressly for use therein, or to the extent that such information relates to SandRidge’s proposed method of distribution of the Shares and was reviewed and approved in writing by SandRidge expressly for use in the Registration Statement, such prospectus or such form of prospectus or in any amendment or supplement thereto or (ii) in the case of an occurrence of an event of the type specified in Section 1.2(c), the use by SandRidge of an outdated or defective prospectus after the Company has notified SandRidge in writing that the prospectus is outdated or defective. The Company shall notify SandRidge promptly of the institution, threat or assertion of any proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement.

SECTION 2.2. Indemnification by SandRidge. SandRidge shall indemnify and hold harmless the Company, its directors, officers, employees and agents, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, employees and agents of each such controlling Person, to the fullest extent permitted by applicable law, from and against all Losses arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any prospectus, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, to the extent, but only to the extent, that (i) such untrue statements or alleged untrue statements or omissions or alleged omissions are based upon information regarding SandRidge furnished in writing to the Company expressly for use therein, or to the extent that such information relates to SandRidge or SandRidge’s proposed method of distribution of the Shares and was reviewed and approved in writing by SandRidge expressly for use in the Registration Statement, such prospectus or such form of prospectus or in any amendment or supplement thereto or (ii) in the case of an occurrence of an event of the type specified in Section 1.2(c), the use by SandRidge of an outdated or defective prospectus after the Company has notified SandRidge in writing that the prospectus is outdated or defective. In no event shall the liability of SandRidge hereunder be greater than the amount of the net proceeds received by SandRidge upon the sale of the Shares giving rise to such indemnification obligation.

SECTION 2.3. Conduct of Indemnification Proceedings.

(a) If any proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

(b) An Indemnified Party shall have the right to employ separate counsel in any such proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless: (i) the Indemnifying Party has agreed in writing to pay such fees and expenses; (ii) the Indemnifying Party shall have failed promptly to assume the defense of such proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such proceeding; or (iii) the named parties to any such proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such proceeding.

(c) All fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such proceeding in a manner not inconsistent with this Section 2.3) shall be paid to the Indemnified Party, as incurred, within ten business days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

SECTION 2.4. Contribution.

(a) If a claim for indemnification under Sections 2.1 or 2.2 is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of the applicable Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 2.3, any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Article 2 was available to such party in accordance with its terms.

(b) The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 2.4 were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in Section 2.4(a). Notwithstanding the provisions of this Section 2.4, SandRidge shall not be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds received by SandRidge from the sale of the Shares giving rise to the contribution obligation exceeds the amount of any damages that SandRidge has otherwise been required to pay by reason of its related indemnification obligation. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

ARTICLE 3

MISCELLANEOUS

SECTION 3.1. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally, mailed by certified mail (return receipt requested) or sent by overnight courier or by telecopier (upon confirmation of receipt) to the other party at the following addresses or at such other addresses as shall be specified by the parties by like notice:

(a) if to the Company:

Arena Resources, Inc.

6555 South Lewis Avenue

Tulsa, Oklahoma 74136

Attention: Phillip W. Terry

Fax: (918) 747-7620

with a copy to:

Johnson & Jones, P.C.

2200 Bank of America Center

15 W. Sixth Street

Tulsa, Oklahoma 74119

Attention: Kenneth E. Dornblaser

Fax: 918-584-6645

(b) if to SandRidge:

SandRidge Energy, Inc.

123 Robert S. Kerr Avenue

Oklahoma City, Oklahoma 73102

Attention: General Counsel

Fax: (405) 429-5983

with a copy to:

Covington & Burling LLP

The New York Times Building

620 Eighth Avenue

New York, New York 10018

Attention: Scott F. Smith

                 Stephen A. Infante

Fax: (212) 841-1010

Notice so given shall (in the case of notice so given by mail) be deemed to be given when received and (in the case of notice so given by cable, telegram, telecopier, telex or personal delivery) on the date of actual transmission or (as the case may be) personal delivery.

SECTION 3.2. Interpretations. When a reference is made in this Agreement to Sections or Exhibits, such reference shall be to a Section or Exhibit to this Agreement unless otherwise indicated. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Except where expressly stated otherwise in this Agreement, the following rules of interpretation apply to this Agreement: (i) the words “include,” “includes” and “including” when used herein shall be deemed in each case to be followed by the words “without limitation”; (ii) any references in this Agreement to “the date hereof” refers to the date of execution of this Agreement.; (iii) “hereof”, “hereto”, “hereby”, “herein” and “hereunder” and words of similar import when used in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement; (iv) “extent” in the phrase “to the extent” means the degree to which a subject or other thing extends, and such phrase does not mean simply “if”; (v) definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms; (vi) references to an agreement or instrument mean such agreement or instrument as from time to time amended, modified or supplemented; (vii) references to a Person are also to its permitted successors and assigns; and (viii) words importing the masculine gender include the feminine or neuter and, in each case, vice versa.

SECTION 3.3. Governing Law; Jurisdiction.

(a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE REGARDLESS OF THE LAWS THAT MIGHT OTHERWISE GOVERN UNDER APPLICABLE PRINCIPLES OF CONFLICTS OF LAWS THEREOF.

(b) Each of the parties hereto (i) consents to submit itself to the personal jurisdiction of any state or federal court located in the State of Delaware, in the event any dispute arises out of this Agreement or any of the transactions contemplated by this Agreement, (ii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, and (iii) agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any court other than a state or federal court located in the State of Delaware.

SECTION 3.4. Counterparts; Facsimile Transmission of Signatures. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, and delivered by means of facsimile transmission or otherwise, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

SECTION 3.5. Assignment; No Third Party Beneficiaries.

(a) This Agreement and all of the provisions hereto shall be binding upon and inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and permitted assigns, but neither this Agreement nor any of the rights, interests or obligations set forth herein shall be assigned by either party hereto without the prior written consent of the other party hereto and any purported assignment without such consent shall be void.

(b) Nothing in this Agreement shall be construed as giving any Person, other than the parties hereto and their heirs, successors, legal representatives and permitted assigns, any right, remedy or claim under or in respect of this Agreement or any provision hereof.

SECTION 3.6. Severability. If any provision of this Agreement shall be held to be illegal, invalid or unenforceable under any applicable law, then such contravention or invalidity shall not invalidate the entire Agreement. Such provision shall be deemed to be modified to the extent necessary to render it legal, valid and enforceable, and if no such modification shall render it legal, valid and enforceable, then this Agreement shall be construed as if not containing the provision held to be invalid, and the rights and obligations of the parties shall be construed and enforced accordingly.

SECTION 3.7. Entire Agreement. This Agreement and the Merger Agreement contains all of the terms of the understandings of the parties hereto with respect to the subject matter hereof.

SECTION 3.8. Amendment; Waiver. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto. Any failure of either party hereto to comply with any obligation, covenant, agreement or condition herein may be waived by the party entitled to the benefit thereof only by a written instrument signed by such party granting such waiver, but such waiver or failure to insist upon strict compliance with such obligation, representation, warranty, covenant, agreement or condition shall not operate as a waiver of or estoppel with respect to, any subsequent or other failure.

SECTION 3.9. Termination. This Agreement shall terminate if the Company no longer has any obligation to issue the Shares pursuant to the Merger Agreement.

SECTION 3.10. Further Assurances. Subject to the terms and conditions provided herein, each party hereto shall do and perform, or cause to be done and performed, all such further acts, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

[The remainder of this page is intentionally blank.]

IN WITNESS WHEREOF, the Company and SandRidge have caused this Agreement to be executed as of the date first written above.

ARENA RESOURCES, INC.

By:
Name:
Title:

SANDRIDGE ENERGY, INC.

By:
Name:
Title:

EXHIBIT 2

REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of [            ], 2010, by and between SANDRIDGE ENERGY, INC., a Delaware corporation (the “Company”), and ARENA RESOURCES, INC., a Nevada corporation (“Arena”)

INTRODUCTION

Pursuant to an Agreement and Plan of Merger, dated as of April 3, 2010, among the Company, Steel Subsidiary Corporation and Arena, as amended by Amendment No. 1 on May 27, 2010 (the “Merger Agreement”), upon the occurrence of certain events set forth in Section 8.3 of the Merger Agreement, the Company has the option to issue shares of common stock, par value $0.001 per share, of the Company, to Arena in satisfaction of the termination fees payable by the Company pursuant to such Section 8.3 (the “Shares”). Capitalized terms used in this Agreement without definition shall have the meanings assigned thereto in the Merger Agreement.

The Shares, if issued, will be acquired by Arena in a transaction exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”) and the rules and regulations of the United States Securities and Exchange Commission (the “SEC”). If the Shares are issued, the Company has agreed to register the Shares for resale under the Securities Act, and the parties wish to agree on the terms and conditions under which the Shares, if issued, will be so registered.

In consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, if the Shares are issued, the Company and Arena hereby agree as follows:

ARTICLE 1

REGISTRATION

SECTION 1.1. Registration Rights.

(a) As soon as practicable (but in any event within five business days) after the Fee Payment Date (the “Filing Deadline”), the Company shall prepare and file with the SEC a Registration Statement (the “Registration Statement”) covering the resale of the Shares (“Registrable Securities”) for an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act. The Registration Statement shall be on Form S-3 (except if the Company is not then eligible to register for resale the Shares on Form S-3, in which case such registration shall be on another appropriate form).

(b) The Company shall use its reasonable best efforts to cause the Registration Statement to be declared effective upon filing with the SEC or as promptly as possible after the

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filing thereof and shall use its reasonable best efforts to keep the Registration Statement continuously effective under the Securities Act until such time as Arena receives an opinion acceptable to Arena from Company counsel to the effect that the Registrable Securities may be resold in a transaction exempt from the registration requirements of the Securities Act without regard to any volume or other restrictions under the Securities Act (the “Effectiveness Period”).

SECTION 1.2. Registration Procedures. In connection with the Company’s registration obligations hereunder, the Company shall:

(a) Not less than three business days prior to the filing of the Registration Statement or any related prospectus or any amendment or supplement thereto (including any document that would be incorporated or deemed to be incorporated therein by reference), the Company shall (i) furnish to Arena copies of all such documents proposed to be filed, which documents (other than those incorporated or deemed to be incorporated by reference) will be subject to the review of Arena, and (ii) cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of respective counsel, to constitute a reasonable investigation within the meaning of the Securities Act.

(b) (i) Prepare and file with the SEC such amendments, including post-effective amendments, to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement continuously effective as to the Registrable Securities for the Effectiveness Period ; (ii) cause the related prospectus to be amended or supplemented by any required prospectus supplement, and as so supplemented or amended to be filed; (iii) respond promptly to any comments received from the SEC with respect to the Registration Statement or any amendment thereto; and (iv) comply in all material respects with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by the Registration Statement during the Effectiveness Period.

(c) Notify Arena promptly of any of the following events: (i) the SEC notifies the Company whether there will be a “review” of the Registration Statement (including any document that would be incorporated or deemed to be incorporated therein by reference); (ii) the SEC comments in writing on the Registration Statement (including any document that would be incorporated or deemed to be incorporated therein by reference) covering Registrable Securities; (iii) the Registration Statement or any post-effective amendment is declared effective; (iv) the SEC or any other Federal or state governmental authority requests any amendment or supplement to the Registration Statement or prospectus or requests additional information related thereto; (v) the SEC issues any stop order suspending the effectiveness of the Registration Statement or initiates any proceedings for that purpose; (vi) the Company receives notice of any suspension of the qualification or exemption from qualification of any Registrable Securities for sale in any jurisdiction, or the initiation or threat of any proceeding for such purpose; or (vii) the financial statements included in the Registration Statement become ineligible for inclusion therein or any statement made in the Registration Statement or prospectus or any document incorporated or deemed to be incorporated therein by reference is untrue in any material respect or any revision to the Registration Statement, prospectus or other document is required so that it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

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(d) Furnish to Arena, without charge, as many copies of the Registration Statement and prospectus and each amendment or supplement thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference, and all exhibits, as reasonably requested by Arena, promptly after the filing of such documents with the SEC.

(e) Use its reasonable best efforts to register or qualify or cooperate with Arena in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as Arena requests in writing, to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by a Registration Statement.

(f) Upon the occurrence of any event described in Section 1.2(c), promptly prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(g) Comply with all applicable rules and regulations of the SEC.

In connection with the registration of the Registrable Securities, it shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities that Arena shall furnish to the Company such information reasonably requested by the Company to complete the Registration Statement.

SECTION 1.3. Registration Expenses. The Company shall pay the following expenses incident to the performance of or compliance with its obligations under Sections 1 and 2 of this Agreement: (i) all registration and filing fees and expenses, including those related to filings with the SEC and in connection with applicable state securities or Blue Sky laws, (ii) printing expenses (including expenses of printing prospectuses reasonably requested by Arena), (iii) fees and expenses of all Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement, (iv) all listing fees of the New York Stock Exchange and (v) the reasonable fees and expenses of one counsel for Arena. The Company shall not be obligated to pay any underwriting discounts and commissions with respect to the sale of the Shares.

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ARTICLE 2

INDEMNIFICATION

SECTION 2.1. Indemnification by the Company. The Company shall indemnify and hold harmless Arena, its officers, directors, employees and agents, each Person who controls Arena (within the meaning of Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), and the officers, directors, employees and agents of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, costs, expenses and liabilities (“Losses”), arising out of or relating to any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any prospectus or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except to the extent, but only to the extent, that (i) such untrue statements, alleged untrue statements, omissions or alleged omissions are based upon information regarding Arena furnished in writing to the Company by Arena expressly for use therein, or to the extent that such information relates to Arena’s proposed method of distribution of the Shares and was reviewed and approved in writing by Arena expressly for use in the Registration Statement, such prospectus or such form of prospectus or in any amendment or supplement thereto or (ii) in the case of an occurrence of an event of the type specified in Section 1.2(c), the use by Arena of an outdated or defective prospectus after the Company has notified Arena in writing that the prospectus is outdated or defective. The Company shall notify Arena promptly of the institution, threat or assertion of any proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement.

SECTION 2.2. Indemnification by Arena. Arena shall indemnify and hold harmless the Company, its directors, officers, employees and agents, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, employees and agents of each such controlling Person, to the fullest extent permitted by applicable law, from and against all Losses arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any prospectus, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, to the extent, but only to the extent, that (i) such untrue statements or alleged untrue statements or omissions or alleged omissions are based upon information regarding Arena furnished in writing to the Company expressly for use therein, or to the extent that such information relates to Arena or Arena’s proposed method of distribution of the Shares and was reviewed and approved in writing by Arena expressly for use in the Registration Statement, such prospectus or such form of prospectus or in any amendment or supplement thereto or (ii) in the case of an occurrence of an event of the type specified in Section 1.2(c), the use by Arena of an outdated or defective prospectus after the Company has notified Arena in writing that the prospectus is outdated or defective. In no event shall the liability of Arena hereunder be greater than the amount of the net proceeds received by Arena upon the sale of the Shares giving rise to such indemnification obligation.

SECTION 2.3. Conduct of Indemnification Proceedings.

(a) If any proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

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(b) An Indemnified Party shall have the right to employ separate counsel in any such proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless: (i) the Indemnifying Party has agreed in writing to pay such fees and expenses; (ii) the Indemnifying Party shall have failed promptly to assume the defense of such proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such proceeding; or (iii) the named parties to any such proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such proceeding.

(c) All fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such proceeding in a manner not inconsistent with this Section 2.3) shall be paid to the Indemnified Party, as incurred, within ten business days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

SECTION 2.4. Contribution.

(a) If a claim for indemnification under Sections 2.1 or 2.2 is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of the applicable Losses, in such proportion as is appropriate

5

to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 2.3, any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Article 2 was available to such party in accordance with its terms.

(b) The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 2.4 were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in Section 2.4(a). Notwithstanding the provisions of this Section 2.4, Arena shall not be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds received by Arena from the sale of the Shares giving rise to the contribution obligation exceeds the amount of any damages that Arena has otherwise been required to pay by reason of its related indemnification obligation. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

ARTICLE 3

MISCELLANEOUS

SECTION 3.1. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally, mailed by certified mail (return receipt requested) or sent by overnight courier or by telecopier (upon confirmation of receipt) to the other party at the following addresses or at such other addresses as shall be specified by the parties by like notice:

(a) if to Arena:

Arena Resources, Inc.

6555 South Lewis Avenue

Tulsa, Oklahoma 74136

Attention: Phillip W. Terry

Fax: (918) 747-7620

with a copy to:

Johnson & Jones, P.C.

2200 Bank of America Center

15 W. Sixth Street

Tulsa, Oklahoma 74119

Attention: Kenneth E. Dornblaser

Fax: 918-584-6645

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(b) if to the Company:

SandRidge Energy, Inc.

123 Robert S. Kerr Avenue

Oklahoma City, Oklahoma 73102

Attention: General Counsel

Fax: (405) 429-5983

with a copy to:

Covington & Burling LLP

The New York Times Building

620 Eighth Avenue

New York, New York 10018

Attention: Scott F. Smith

                 Stephen A. Infante

Fax: (212) 841-1010

Notice so given shall (in the case of notice so given by mail) be deemed to be given when received and (in the case of notice so given by cable, telegram, telecopier, telex or personal delivery) on the date of actual transmission or (as the case may be) personal delivery.

SECTION 3.2. Interpretations. When a reference is made in this Agreement to Sections or Exhibits, such reference shall be to a Section or Exhibit to this Agreement unless otherwise indicated. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Except where expressly stated otherwise in this Agreement, the following rules of interpretation apply to this Agreement: (i) the words “include,” “includes” and “including” when used herein shall be deemed in each case to be followed by the words “without limitation”; (ii) any references in this Agreement to “the date hereof” refers to the date of execution of this Agreement.; (iii) “hereof”, “hereto”, “hereby”, “herein” and “hereunder” and words of similar import when used in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement; (iv) “extent” in the phrase “to the extent” means the degree to which a subject or other thing extends, and such phrase does not mean simply “if”; (v) definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms; (vi) references to an agreement or instrument mean such agreement or instrument as from time to time amended, modified or supplemented; (vii) references to a Person are also to its permitted successors and assigns; and (viii) words importing the masculine gender include the feminine or neuter and, in each case, vice versa.

SECTION 3.3. Governing Law; Jurisdiction.

(a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE REGARDLESS OF THE LAWS THAT MIGHT OTHERWISE GOVERN UNDER APPLICABLE PRINCIPLES OF CONFLICTS OF LAWS THEREOF.

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(b) Each of the parties hereto (i) consents to submit itself to the personal jurisdiction of any state or federal court located in the State of Delaware, in the event any dispute arises out of this Agreement or any of the transactions contemplated by this Agreement, (ii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, and (iii) agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any court other than a state or federal court located in the State of Delaware.

SECTION 3.4. Counterparts; Facsimile Transmission of Signatures. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, and delivered by means of facsimile transmission or otherwise, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

SECTION 3.5. Assignment; No Third Party Beneficiaries.

(a) This Agreement and all of the provisions hereto shall be binding upon and inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and permitted assigns, but neither this Agreement nor any of the rights, interests or obligations set forth herein shall be assigned by either party hereto without the prior written consent of the other party hereto and any purported assignment without such consent shall be void.

(b) Nothing in this Agreement shall be construed as giving any Person, other than the parties hereto and their heirs, successors, legal representatives and permitted assigns, any right, remedy or claim under or in respect of this Agreement or any provision hereof.

SECTION 3.6. Severability. If any provision of this Agreement shall be held to be illegal, invalid or unenforceable under any applicable law, then such contravention or invalidity shall not invalidate the entire Agreement. Such provision shall be deemed to be modified to the extent necessary to render it legal, valid and enforceable, and if no such modification shall render it legal, valid and enforceable, then this Agreement shall be construed as if not containing the provision held to be invalid, and the rights and obligations of the parties shall be construed and enforced accordingly.

SECTION 3.7. Entire Agreement. This Agreement and the Merger Agreement contains all of the terms of the understandings of the parties hereto with respect to the subject matter hereof.

SECTION 3.8. Amendment; Waiver. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto. Any failure of either party hereto to comply with any obligation, covenant, agreement or condition herein may be waived by the party entitled to the benefit thereof only by a written instrument signed by such

8

party granting such waiver, but such waiver or failure to insist upon strict compliance with such obligation, representation, warranty, covenant, agreement or condition shall not operate as a waiver of or estoppel with respect to, any subsequent or other failure.

SECTION 3.9. Termination. This Agreement shall terminate if the Company no longer has any obligation to issue the Shares pursuant to the Merger Agreement.

SECTION 3.10. Further Assurances. Subject to the terms and conditions provided herein, each party hereto shall do and perform, or cause to be done and performed, all such further acts, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

[The remainder of this page is intentionally blank.]

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IN WITNESS WHEREOF, the Company and Arena have caused this Agreement to be executed as of the date first written above.

ARENA RESOURCES, INC.

By:
Name:
Title:

SANDRIDGE ENERGY, INC.

By:
Name:
Title:

10